PENN OCTANE CORPORATION/EXXON COMPANY, U.S.A.
                                SALE AGREEMENT

                         PENN NO. ___/EXXON NO. PEB221


This Agreement is entered into effective November 1, 1997, by and between Exxon Company, U.S.A., a division of Exxon Corporation ("Exxon"), and Penn
Octane  Corporation  ("Penn").

Penn  and  Exxon  agree  to  a  product  sale  as  outline  below:

1.          TERM  OF  AGREEMENT

     This  Agreement  shall  begin with the first shipment to Penn in November
1997  (about November 10, 1997) and shall continue through September 30, 1998.

2.          PRODUCT  VOLUMES/PRICES

     Exxon agrees to deliver to Penn the approximate product volumes show on Exhibit A during the term of this Agreement at the location and pricing basis outlined in Exhibit A.

3.          PRODUCT  SPECIFICATIONS

     Exxon shall deliver to Penn products that meets applicable federal, state and local requirements, as shown on Exhibit B, which is made a part hereof.

4.          GENERAL  PROVISIONS

     Exxon's General Provisions dated December 1996 and attached as Exhibit C are incorporated herein by reference and made a part hereof.

5.          EXPORTS/IMPORTS

     This  is  a  domestic  transaction.

6.          ACCOUNTING

     Forward  all  shipping  documents,  statements,  and  invoices  to:

          EXXON  COMPANY  U.S.A.
          P.O.  Box  2180
          Room  3614-G,  E
          Houston,  Texas  77252
          FAX  NO.  (713)  656-2052

7.          INVOICE  PAYMENT  METHOD/TERMS

     In  accordance  with  Exhibit C, General Provisions, except that invoices shall  be  issued  weekly  and shall be paid by wire transfer with payment due twelve  (12)  working  days  from receipt of invoice and acceptable supporting
documentation.    If  the  invoice and acceptable supporting documentation are received  at  the  billing  address  on or before 12:00 noon on a working day, working  day  1  begins on that day.  If the invoice and acceptable supporting documentation  are  received  at the billing address after 10:00 noon (or on a non-working  day),  working  day  1  begins on the first working day following receipt.

     If the transaction if effected via book transfer, quantity to be exact barrels. Payment due date shall be the effective book transfer date, provided the invoice and book transfer confirmation have been received by 12:00 noon on the day preceding the effective book transfer date; otherwise, the payment due date shall be the next business day following receipt of invoices and book transfer confirmation.

8.          CREDIT  PROVISIONS

     Penn  agrees  to  provide a letter of credit acceptable to Exxon.  Credit balances  shall  be monitored by Exxon, and amendments to the letter of credit may  be  required  when  it  appears  that  those  balances may exceed current
security  levels.    Timely  receipt  by  Exxon  of  acceptable  security  and
amendments  is  a  condition  precedent  to  Exxon's  performance  under  this
Agreement.  Any letter of credit provided to Exxon must be issued in a format, for  and  amount,  by  a  bank  and  for  a time duration acceptable to Exxon.

9.          EXHIBITS

     The  following  Exhibits  are  attached and are a part of this Agreement.
All  references herein to the Agreement shall include the applicable Exhibits.

          Exhibit  A  -  Product  Volumes/Locations/Differentials
          Exhibit  B  -  Product  Specifications
          Exhibit  C  -  General  Provisions

EXXON  COMPANY,  U.S.A.                                PENN OCTANE CORPORATION
a division of Exxon Corporation


BY /s/  M.W.  Schwehr                              BY  /s/  Jerome B. Richter
   ------------------                                       -----------------
     M.W.  Schwehr                                 TITLE: Chairman
     Manager,  Products  and  Gas  Liquids                --------

DATE  November  12,  1997                          DATE November 12, 1997
      -------------------                               ---------------------

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

                                              Exhibit A
                               Product Volumes/Locations/Differentials
                                  Penn No. _______/Exxon No. PEB221
                                            Sale Agreement


EXXON DELIVERS
                                                                          Quantity
                   Product        Method                                Approximate   Exxon Receives
Location         Description    of Delivery         Measurement         k Bbls/Daily       Price
Katy Gas Plant  Propane/Butane  To Pipeline  By meter ticket at origin         6,500              (1)
==============  ==============  ===========  =========================  ============  ===============


(1)     Price - Mt. Belvieu OPIS NON TET price average for the first business day for interim pricing less  1.5  cents  per  gallon  for  each product.  Invoices will be issued weekly.  At the end of the month, pricing will be adjusted to the Mt. Belvieu OPIS NON TET day weighted average for the delivery month  for  each  product  less  1.5  cents  per  gallon.



                                   Exhibit B
                             Product Specification
                        Penn No. _____/Exxon No. PEB221




     Product
     -------

Propane  Butane  Mix                     =          90% Propane and 10% Butane

                                   EXHIBIT C
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

            EXXON COMPANY, U.S.A. (A DIVISION OF EXXON CORPORATION)
                   PETROLEUM PRODUCTS & NATURAL GAS LIQUIDS
                                 December 1996

                          Index to General Provisions





                                            Page Number
                                            -----------
 1.  Special Provisions Shall Govern                  1

 2.  Deliveries                                       1

 3.  Volumes                                          1

 4.  Measurements                                     1

 5.  D___ Integrity                                   1

 6.  Inspection                                       2

 7.  Title                                            2

 8.  Importer/Exporter of Record                      2

 9.  Drawback                                         2

10.  Warranty                                         2

11.  Additional Equipment                             3

12.  Safety Regulations                               3

13.  Safety and Health Information                    3

14.  Statements and Invoices (Exchanges)              3
     Payment (Purchases and Sales)                    3

15.  Taxes                                            4

16.  Financial Responsibility                         4

17.  Exchange Basis                                   4
     Balances Products                                5
     Balances Natural Gas Liquids                     5
     Exchange Imbalances                              5

18.  Set-Off                                          5

19.  Continuing Obligation                            5

20.  Applicable Laws                                  5

21.  Compliance with Laws and Regulations             5

22.  Product Compliance and Documentation             5

23.  Indemnity                                        6

24.  Claims                                           6

25.  Waiver                                           6

26.  Force Majeure and Contingencies                  6

27.  Business Practices                               7

28.  Conflict of Interest                             7

29.  Audit                                            7

30.  Assignment                                       7

31.  Odorization                                      7

32.  Quality                                          8

33.  Storage                                          8

34.  Demurrage on Tank Cars                           8
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